Exhibit 99.2

SUPPLEMENTAL INFORMATION

| PERIOD ENDED DECEMBER 31, 2016

SERITAGE
GROWTH PROPERTIES

PRIMARK
DICK'S
SPORTING GOODS

NORDSTROM rack

REI

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 235 wholly-owned properties and 31 joint venture properties totaling over 42 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico.  Pursuant to a master lease (the “Master Lease”), 203 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At several properties, third-party tenants under direct leases occupy a portion of leasable space alongside Sears and Kmart, and 20 properties are leased only to third parties.  The Company also owns 50% interests in 31 properties through joint venture investments with General Growth Properties, Inc. (NYSE: GGP), Simon Property Group Inc. (NYSE: SPG), and The Macerich Company (NYSE: MAC).  A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively own 28 properties, ground lease one property and lease two properties (collectively, the “JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

QUARTER AND YEAR ENDED DECEMBER 31, 2016

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

December 31, 2016

(In thousands, except per share, PSF and ratio amounts)

	Three Months Ended		Year Ended		July 7, 2015 to
Financial Results	December 31, 2016	December 31, 2015	December 31, 2016		December 31, 2015
Net loss (page 3)	$(15,004)	$(4,037)	$(51,558)		$(22,338)
Total NOI (page 5)	48,710	47,031	190,492		89,493
FFO (page 7)	34,503	31,291	106,475		36,061
Company FFO (page 7)	30,035	32,911	127,326		61,954
Net loss per diluted share (page 3)	$(0.48)	$(0.13)	$(1.64)		$(0.71)
FFO per diluted share (page 7)	0.62	0.56	1.92		0.65
Company FFO per diluted share (page 7)	0.54	0.59	2.29		1.12
Stock trading price range	$42.48 - $50.76	$33.84 - $42.50	$37.51 - $56.47		$33.84 - $44.00
Weighted average diluted shares used in EPS computations	31,418	31,391	31,416		31,386
Weighted average diluted shares used in FFO computations	55,594	55,567	55,592		55,562

			As of		As of
Financial Ratios (page 4)			December 31, 2016		December 31, 2015
Total debt to total market capitalization			33.1%		34.1%
Net debt to adjusted EBITDA			5.6	x	5.3	x
Adjusted EBITDA to cash interest expense			3.2	x	3.3	x

			As of		As of
Property Data (page 10)			December 31, 2016		December 31, 2015
Number of properties			266		266
Gross leasable area (total / at share)			42,249 / 39,522		42,468 / 39,743
Percentage leased (total / at share)			99.2% / 99.2%		99.5% / 99.4%

		As of December 31, 2016
			% of Total
Tenant		Annual Rent	Annual Rent		Annual Rent PSF
Sears Holdings		$148,167	64.0%		$4.40
In-Place Third-Party Leases		42,356	18.3%		12.74
SNO Third-Party Leases		41,152	17.8%		18.55
Total		$231,675	100.0%		$5.91

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet

December 31, 2016

(In thousands, except share and per share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Investment in real estate
Land	$840,021	$840,563
Buildings and improvements	839,663	814,652
Accumulated depreciation	(89,940)	(29,076)
	1,589,744	1,626,139
Construction in progress	55,208	13,136
Net investment in real estate	1,644,952	1,639,275
Investment in unconsolidated joint ventures	425,020	427,052
Cash and cash equivalents	52,026	62,867
Restricted cash	87,616	92,475
Tenant and other receivables, net	23,172	9,772
Lease intangible assets, net	464,399	578,795
Prepaid expenses, deferred expenses and other assets, net	15,052	23,123
Total assets	$2,712,237	$2,833,359

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,166,871	$1,142,422
Accounts payable, accrued expenses and other liabilities	121,055	120,860
Total liabilities	1,287,926	1,263,282

Commitments and contingencies

Shareholders' Equity
Class A shares $0.01 par value; 100,000,000 shares authorized; 25,843,251 and 24,817,842 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively	258	248
Class B shares $0.01 par value; 5,000,000 shares authorized; 1,589,020 shares issued and outstanding as of December 31, 2016 and December 31, 2015	16	16
Class C shares $0.01 par value; 50,000,000 shares authorized; 5,754,685 and 6,773,185 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively	58	68
Additional paid-in capital	925,563	924,508
Accumulated deficit	(121,338)	(38,145)
Total shareholders' equity	804,557	886,695
Non-controlling interests	619,754	683,382
Total equity	1,424,311	1,570,077
Total liabilities and equity	$2,712,237	$2,833,359

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

December 31, 2016

(In thousands, except per share amounts)

	Three Months Ended		Year Ended	July 7, 2015 to
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
REVENUE
Rental income	$49,684	$45,256	$186,421	$86,645
Tenant reimbursements	16,512	14,252	62,253	26,926
Total revenue	66,196	59,508	248,674	113,571
EXPENSES
Property operating	4,334	3,514	21,510	6,329
Real estate taxes	12,580	11,614	43,681	22,355
Depreciation and amortization	55,754	32,972	177,119	65,907
General and administrative	4,365	4,174	17,469	9,956
Litigation charge	—	—	19,000	—
Provision for doubtful accounts	—	—	269	—
Acquisition-related expenses	—	57	73	18,397
Total expenses	77,033	52,331	279,121	122,944
Operating loss	(10,837)	7,177	(30,447)	(9,373)
Equity in income of unconsolidated joint ventures	151	2,052	4,646	4,772
Interest and other income	70	98	266	136
Interest expense	(16,294)	(15,665)	(63,591)	(30,461)
Unrealized gain (loss) on interest rate cap	520	(119)	(1,378)	(2,933)
Loss before income taxes	(26,390)	(6,457)	(90,504)	(37,859)
Provision for income taxes	(93)	(493)	(505)	(944)
Net loss	(26,483)	(6,950)	(91,009)	(38,803)
Net loss attributable to non-controlling interests	11,479	2,913	39,451	16,465
Net loss attributable to common shareholders	$(15,004)	$(4,037)	$(51,558)	$(22,338)

Net loss per share attributable to Class A and Class C common shareholders - Basic and diluted	$(0.48)	$(0.13)	$(1.64)	$(0.71)

Weighted average Class A and Class C common shares outstanding - Basic and diluted	31,418	31,391	31,416	31,386

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

December 31, 2016

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	December 31, 2016		December 31, 2015
Class A common shares outstanding	25,843		24,818
Class C common shares outstanding	5,755		6,773
OP units outstanding	24,176		24,176
Total shares & units outstanding	55,774		55,767
Share Price	$42.71		$40.22
Equity market capitalization	$2,382,108		$2,242,949

Total Market Capitalization
Equity market capitalization	$2,382,108		$2,242,949
Total debt	1,181,197		1,161,196
Total market capitalization	$3,563,305		$3,404,145

Financial Ratios
Total debt to total market capitalization	33.1%		34.1%

Total debt	$1,181,197		$1,161,196
Cash and cash equivalents	(52,026)		(62,867)
Restricted cash	(87,616)		(92,475)
Net Debt	$1,041,555		$1,005,854

Net debt to Adjusted EBITDA (1)	5.6	x	5.3	x

Gross real estate investments	$2,328,482		$2,264,573
Investment in unconsolidated joint ventures	425,020		427,052
Total real estate investments	$2,753,502		$2,691,625

Net debt to total real estate investments	37.8%		37.4%

Interest expense (2)	$63,591		$30,461
Amortization of deferred financing costs (2)	(5,361)		(2,657)
Cash interest expense	$58,230		$27,804

Adjusted EBITDA to cash interest expense (1)	3.2	x	3.3	x

(1)	Adjusted EBITDA for the period has been annualized for purposes of calculating this metric.
(2)	For the year ended December 31, 2016 and the period from July 7, 2015 to December 31, 2015, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

December 31, 2016

(In thousands)

	Three Months Ended		Year Ended	July 7, 2015 to
NOI	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net loss	$(26,483)	$(6,950)	$(91,009)	$(38,803)
Termination fee income	(5,288)	—	(5,288)	—
Depreciation and amortization	55,754	32,972	177,119	65,907
General and administrative	4,365	4,174	17,469	9,956
Litigation charge	—	—	19,000	—
Acquisition-related expenses	—	57	73	18,397
Equity in income of unconsolidated joint ventures	(151)	(2,052)	(4,646)	(4,772)
Interest and other income	(70)	(98)	(266)	(136)
Interest expense	16,294	15,665	63,591	30,461
Unrealized loss on interest rate cap	(520)	119	1,378	2,933
Provision for income taxes	93	493	505	944
NOI	$43,994	$44,380	$177,926	$84,887

Total NOI
NOI	43,994	44,380	177,926	84,887
NOI of unconsolidated joint ventures	6,554	8,170	26,611	14,456
Straight-line rent adjustment (1)	(1,642)	(5,229)	(13,168)	(9,353)
Above/below market rental income/expense (1)	(196)	(290)	(877)	(497)
Total NOI	$48,710	$47,031	$190,492	$89,493

	As of	As of
Annualized Total NOI	December 31, 2016	December 31, 2015
Total NOI (per above)	$48,710	$47,031
Current period adjustments (2)	(199)	424
Adjusted Total NOI	48,512	47,455
Annualize	x 4	x 4
Adjusted Total NOI annualized	194,046	189,818
Plus: estimated annual Total NOI - SNO leases	39,217	9,985
Less: estimated annual Total NOI - recaptured Sears space	(6,586)	(863)
Annualized Total NOI	$226,677	$198,940

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments primarily to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDA and Adjusted EBITDA

December 31, 2016

(In thousands)

	Three Months Ended		Year Ended	July 7, 2015 to
EBITDA	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net loss	$(26,483)	$(6,950)	$(91,009)	$(38,803)
Depreciation and amortization	55,754	32,972	177,119	65,907
Depreciation and amortization (unconsolidated joint ventures)	5,465	5,299	21,118	8,987
Interest expense	16,294	15,665	63,591	30,461
Provision for income and other taxes	93	493	505	944
EBITDA	$51,123	$47,479	$171,324	$67,496

Adjusted EBITDA
EBITDA	$51,123	$47,479	$171,324	$67,496
Termination fee income	(5,288)	—	(5,288)	—
Unrealized loss on interest rate cap	(520)	119	1,378	2,933
Litigation charge	—	—	19,000	—
Acquisition-related expenses	—	57	73	18,397
Up-front hiring and personnel costs	—	111	328	1,906
Adjusted EBITDA	$45,315	$47,766	$186,815	$90,732

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

December 31, 2016

(In thousands, except per share amounts)

	Three Months Ended		Year Ended	July 7, 2015 to
Funds from Operations	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net loss	$(26,483)	$(6,950)	$(91,009)	$(38,803)
Real estate depreciation and amortization (consolidated properties)	55,521	32,942	176,366	65,877
Real estate depreciation and amortization (unconsolidated joint ventures)	5,465	5,299	21,118	8,987
FFO attributable to common shareholders and unitholders	$34,503	$31,291	$106,475	$36,061

FFO per diluted common share and unit	$0.62	$0.56	$1.92	$0.65

Company Funds from Operations
Funds from Operations attributable to Seritage Growth Properties	$34,503	$31,291	$106,475	$36,061
Termination fee income	(5,288)	—	(5,288)	—
Unrealized loss on interest rate cap	(520)	119	1,378	2,933
Amortization of deferred financing costs	1,340	1,333	5,360	2,657
Litigation charge	—	—	19,000	—
Acquisition-related expenses	—	57	73	18,397
Up-front hiring and personnel costs	—	111	328	1,906
Company FFO attributable to common shareholders and unitholders	$30,035	$32,911	$127,326	$61,954

Company FFO per diluted common share and unit	$0.54	$0.59	$2.29	$1.12

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	31,418	31,391	31,416	31,386
Weighted average OP units outstanding	24,176	24,176	24,176	24,176
Weighted average common shares and units outstanding	55,594	55,567	55,592	55,562

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

December 31, 2016

(In thousands)

	As of	As of
Debt Summary	December 31, 2016	December 31, 2015
Mortgage notes payable	$1,181,000	$1,161,000
Interest rate	LIBOR + 465	LIBOR + 465
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year options	(2) one-year options

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$49,717	$28,701
Reserve for property operating expenses	19,157	38,511
Reserve for environmental remediation	11,769	12,039
Reserve for deferred maintenance	4,046	10,578
Other	2,927	2,646
Total restricted cash	$87,616	$92,475

Prepaid Expenses, Deferred Expenses and Other Assets
FF&E	$5,447	$2,572
Deferred expenses and other	3,746	1,937
Prepaid insurance	2,557	3,794
Escrowed recapture fees	2,578	12,719
Interest rate cap	724	2,101
Total prepaid expenses, deferred expenses and other assets	$15,052	$23,123

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$26,463	$13,793
Accrued real estate taxes	23,942	25,333
Litigation charge	19,000	—
Below-market leases	16,827	18,986
Dividends payable	14,132	27,894
Environmental reserve	11,584	11,824
Deferred maintenance	4,124	10,281
Accrued interest	3,004	2,748
Prepaid rental income	1,979	1,331
Sears Holdings payable	—	8,670
Total accounts payable, accrued expenses and other liabilities	$121,055	$120,860

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

December 31, 2016

(In thousands)

	Three Months Ended		Year Ended	July 7, 2015 to
Select Non-Cash Items	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Straight-line rental income
Wholly-owned	$1,620	$4,376	$12,862	$8,299
Joint ventures	22	853	306	1,054
Total	$1,642	$5,229	$13,168	$9,353

Net amortization of above/below market rental income/expense
Wholly-owned	$161	$194	$680	$388
Joint ventures	35	96	197	109
Total	$196	$290	$877	$497

Amortization of deferred financing costs	$(1,340)	$(1,333)	$(5,361)	$(2,657)
Stock-based compensation expense	(267)	(228)	(1,068)	(944)

Capital Expenditures
Development and redevelopment costs	$19,561	$6,900	$57,899	$14,775
Tenant improvements and allowances	3,058	1,494	8,340	2,493
Maintenance capital expenditures	539	7	539	21
Leasing commissions	586	539	1,183	854
Total capital expenditures	$23,744	$8,940	$67,961	$18,143

Dividends
Dividends per Class A and Class C common share	$0.25		$1.00	$0.50
Declaration date	11/1/2016
Record date	12/31/2016
Payment date	1/12/2017

PROPERTY INFORMATION

Portfolio Overview

December 31, 2016

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of December 31, 2016:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	235	31	266

Total GLA	36,795	5,454	42,249
At share	36,795	2,727	39,522

Leased GLA	36,504	5,403	41,907
At share	36,504	2,702	39,206

Percentage leased	99.2%	99.1%	99.2%
At share	99.2%	99.1%	99.2%

Annual Base Rent Summary

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2016:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	251	33,663	85.9%	$148,167	63.9%	$4.40
In-Place Third-Party Leases	243	3,325	8.5%	42,356	18.3%	12.74
SNO Third-Party Leases	77	2,218	5.7%	41,152	17.8%	18.55
Sub-Total Third-Party Leases	320	5,543	14.1%	83,508	36.1%	15.07
Total	571	39,206	100.0%	$231,675	100.0%	$5.91

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2016

(In thousands, except number of properties/leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2016:

	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	43	$42,937	18.5%	$6.29
Florida	27	27,601	11.9%	6.71
New York	12	14,370	6.2%	7.35
Texas	17	12,527	5.4%	4.99
Illinois	12	10,467	4.5%	4.63
New Jersey	7	10,880	4.7%	9.91
Pennsylvania	8	8,462	3.7%	9.38
Virginia	6	7,854	3.4%	6.52
Michigan	10	7,556	3.3%	4.07
Puerto Rico	6	6,518	2.8%	7.23
Total Top 10	148	$149,172	64.4%	$6.31
Other (1)	118	82,503	35.6%	5.29
Total	266	$231,675	100.0%	$5.91

(1)	Includes 40 states

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2016

(In thousands, except number of properties/leases and PSF amounts)

Tenant Summary

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2016:

	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent
Sears Holdings (1)	251	$148,167	63.9%
Lands' End (2)	69	6,674	2.9%
Dave & Busters	5	5,961	2.6%
Primark	5	5,544	2.4%
At Home	9	5,214	2.3%
Nordstrom Rack	6	4,385	1.9%
Burlington Stores	6	4,075	1.8%
Dick's Sporting Goods	3	3,498	1.5%
Cinemark	3	3,240	1.4%
PetSmart	5	2,391	1.0%
AMC	2	2,217	1.0%
Floor & Décor	2	1,691	0.7%
Saks OFF 5th	2	1,595	0.7%
Bed, Bath & Beyond	2	1,338	0.6%
BJ's Brewhouse	5	1,213	0.5%
Whole Foods	2	1,143	0.5%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease.  However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

Retail Property Type

As of December 31, 2016, the portfolio included 133 properties attached to regional malls and 133 shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of December 31, 2016:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent (2)	PSF	Occupancy
Mall	133	21,324	$134,174	$6.29	99.5%
Shopping Center	133	17,883	97,501	5.45	98.8%
Total	266	39,206	$231,675	$5.91	99.2%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

PROPERTY INFORMATION

Signed Not Yet Open Leases (“SNO Leases”)

December 31, 2016

(In thousands, except PSF amounts)

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from September 30, 2016 to December 31, 2016, including JV Properties presented at the Company’s proportional share:

			Total		Incremental (1)
	Number of		Annual	Annual	Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF	Rent	Rent PSF
As of September 30, 2016	55	1,497	$28,815	$19.25	$18,464	$19.46
Opened	(5)	(76)	(2,069)	27.22	(1,255)	(24.85)
Terminated	(2)	(94)	(493)	5.24	—	—
Signed	29	891	14,899	16.72	10,498	12.37
As of December 31, 2016	77	2,218	$41,152	$18.55	$27,707	$14.25

(1)	Reflects incremental rent for new tenants over that paid by Sears Holdings on a same space basis.

SNO Lease Detail

The table below provides additional detail regarding the Company’s SNO Leases as of December 31, 2016, including JV Properties presented at the Company’s proportional share:

Property	Tenant(s)	GLA	Base Rent	Rent PSF
Multiple (4 locations)	At Home	380
Multiple (6 locations)	Burlington Stores	282
Multiple (5 locations)	Dave & Busters	192
Multiple (3 locations)	Cinemark	124
St. Clair Shores, MI	Kroger	103
Orlando, FL	Floor & Décor, Orchard Supply Hardware	100
St. Petersburg, FL	Dick's Sporting Goods, Lucky's Market, PetSmart	98
Elkhart, IN	Big R Stores	87
Memphis, TN	LA Fitness, Nordstrom Rack, Ulta Beauty	77
Honolulu, HI	Long’s Drugs (CVS), PetSmart, Ross Dress for Less	76
Multiple (2 locations)	AMC	71
Saugus, MA	Round 1 Entertainment	60
West Hartford, CT	REI, Saks OFF Fifth, Shake Shack	55
Rehoboth Beach, DE	Christmas Tree Shops and That!, PetSmart	53
Santa Cruz, CA	Homegoods, Petco and TJ Maxx	52
Multiple (5 locations)	BJ’s Brewhouse	38
King of Prussia, PA (auto center)	Outback Steakhouse, Yard House	20
San Antonio, TX (auto center)	Jared the Galleria of Jewelry, Orvis, Shake Shack	14
Hialeah, FL	Forever 21	13
Other (Wholly Owned Properties)	Various	250
Other (JV Properties)	Various	73
Seritage Total (at share)		2,218	$41,152	$18.55

PROPERTY INFORMATION

Redevelopment Projects

December 31, 2016

(Dollars in thousands)

The table below summarizes the Company’s wholly-owned development activity from inception through December 31, 2016:

			Aggregate	Aggregate
Total		Aggregate	Estimated	Estimated				Estimated
Estimated	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Project Cost (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	15	883,600	$67,200	$67,200	$14,900	$5,800	$9,100
$10,001 - $20,000	13	1,169,400	176,900	188,800	29,500	8,900	20,600
> $20,000	5	633,100	133,100	143,100	25,300	6,300	19,000
New Projects	33	2,686,100	$377,200	$399,100	$69,700	$21,000	$48,700	12.0 - 13.0%
Acquired projects	15		63,600	63,600
Total	48		$440,800	$462,700

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

The table below provides additional information, including a brief description of each of the 33 new redevelopment projects originated on the Seritage platform:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Delivered to tenants
Ft. Wayne, IN	Site densification; new outparcel for BJ's Brewhouse	7,594	Underway	Q2 2017
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared's Jeweler, Shake Shack and small shop retail	18,890	Underway	Q2 2017
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse and additional restaurants	27,973	Underway	Q3 2017
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,202	Underway	Q3 2017
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse and additional restaurants	15,427	Underway	Q4 2017
Merrillville, IN	Termination property; redevelopment of existing store for At Home	132,000	Q1 2017	Q2 2017
Roseville, MI	Partial recapture; redevelopment of existing store for At Home	100,374	Q1 2017	Q4 2017
Troy, MI	Partial recapture; redevelopment of existing store for At Home	100,046	Q1 2017	Q4 2017
Warwick, RI	Recapture and repurpose auto center space for BJ's Brewhouse and additional retail	27,906	Q1 2017	Q4 2017
Anderson, SC	Partial recapture; redevelopment of existing building for Burlington Stores	124,331	Q2 2017	Q4 2017
Rehoboth Beach, DE	Partial recapture; redevelopment of existing store to be anchored by Christmas Tree Shops and That! and PetSmart	56,691	Q2 2017	Q1 2018
Kearney, NE	Sears termination property; redevelopment of existing store for PetSmart and additional junior anchors	92,451	Q2 2017	Q2 2018
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Q3 2017	Q2 2018
Guaynabo, PR	Partial recapture; redevelopment of existing store for Planet Fitness and additional retail	56,100	Q3 2017	Q2 2018

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

December 31, 2016

(Dollars in thousands)

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelopment of existing building for Nordstrom Rack and Saks OFF 5th	90,000	Substantially complete
Honolulu, HI	100% recapture; redevelopment of existing building for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Underway	Q2 2017
Fairfax, VA	Partial recapture; redevelopment of existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,252	Q1 2017	Q4 2017
Madison, WI	Partial recapture; redevelopment of existing store for Dave & Busters, Total Wine & More, additional junior anchors, small shop retail and restaurants	75,300	Q1 2017	Q4 2017
West Jordan, UT	Partial recapture; redevelopment of existing store and attached auto center for Burlington Stores and small shop retail	81,427	Q1 2017	Q4 2017
Charleston, SC	Partial recapture; redevelopment of existing store and detached auto center for Burlington Stores and additional retail	71,710	Q2 2017	Q1 2018
North Hollywood, CA	Partial recapture; redevelopment of existing store for Burlington Stores and additional junior anchors	79,788	Q2 2017	Q1 2018
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, small shop retail and restaurants	139,209	Q2 2017	Q2 2018
Springfield, IL	Sears termination property; redevelopment of existing store for Burlington Stores, Binny's Beverage Depot, Outback Steakhouse, additional junior anchors and small shop retail	133,351	Q2 2017	Q2 2018
Santa Cruz, CA	Partial recapture; redevelopment of existing store for TJ Maxx, Homegoods and Petco	62,200	Q3 2017	Q1 2018
Saugus, MA	Partial recapture; redevelopment of existing store and detached auto center for Round 1 Entertainment and restaurants	99,000	Q3 2017	Q1 2018
Carson, CA	Partial recapture; redevelopment of existing store for Burlington Stores and additional retail	77,000	Q3 2017	Q1 2019
Salem, NH	Site densification; new theatre for Cinemark Recapture and repurpose auto center for restaurant space	71,200	Q4 2017	Q3 2018

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, additional junior anchors, small shop retail and restaurants	135,220	Underway	Q3 2017
Wayne, NJ	Partial recapture; redevelopment of existing store for Dave & Busters, additional junior anchors and restaurants	111,346	Q1 2017	Q4 2017
West Hartford, CT	100% recapture; redevelopment of existing building for REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail	147,630	Q1 2017	Q1 2018
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart and additional junior anchors, small shop retail and restaurants	142,366	Q2 2017	Q2 2018
Santa Monica, CA	100% recapture; redevelopment of existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space	96,500	Q4 2017	Q4 2019

PROPERTY INFORMATION

Sears Holdings Termination Properties

December 31, 2016

(In thousands)

Terminated Properties Summary

During the year ended December 31, 2016, Sears Holdings provided notice that it intended to exercise its right to terminate the Master Lease with respect to 17 stores totaling 1.7 million square feet of gross leasable area. The aggregate annual base rent at these stores was approximately $6.0 million. Sears Holdings continued to pay Seritage rent until it vacated the stores in January 2017 and also paid Seritage a termination fee of approximately $10.0 million, an amount equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

The table below provides a summary of the 17 properties to be terminated:

Property	Square Feet
Cullman, AL	98,500
Sierra Vista, AZ	86,100
Thornton, CO	190,200
Chicago, IL	118,800
Springfield, IL	84,200
Elkhart, IN	86,500
Merrillville, IN	108,300
Houma, LA	96,700
New Iberia, LA	91,700
Alpena, MI	118,200
Manistee, MI	87,800
Sault Sainte Marie, MI	92,700
Kearney, NE	86,500
Deming, NM	96,600
Harlingen, TX	91,700
Yakima, WA	97,300
Riverton, WY	94,800
Total square feet	1,726,600

PROPERTY INFORMATION

Sears Holdings Termination Properties (cont’d)

December 31, 2016

(In thousands)

Terminated Properties Summary (cont’d)

Subsequent to December 31, 2016, Sears Holdings provided notice that it intended to exercise its right to terminate the Master Lease with respect to 19 additional stores totaling 1.9 million square feet of gross leasable area. The aggregate annual base rent at these stores is approximately $5.9 million. Sears Holdings will continue to pay Seritage rent until it vacates the stores which is expected to occur in April 2017, and also will pay Seritage a termination fee equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

Property	Square Feet
El Paso, TX	103,657
Paducah, KY	108,244
Henderson, NV	122,823
Jefferson City, MO	92,016
Riverside, CA	94,500
Kissimmee, FL	112,505
Mount Pleasant, PA	83,536
Chapel Hill, OH	187,179
Concord, NC	137,499
Sioux Falls, SD	72,511
Platteville, WI	94,841
Muskogee, OK	87,500
Elkins, WV	94,885
Layton, UT	90,010
Detroit Lakes, MN	79,102
Hopkinsville, KY	70,326
Owensboro, KY	68,334
Leavenworth, KS	76,853
Kenton, OH	96,066
Total square feet	1,872,387

PROPERTY INFORMATION

Joint Venture Properties

December 31, 2016

(In thousands)

GGP Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)(2)	GLA (3)	Leased (3)
1	Valley Plaza Mall (4)	Bakersfield	CA	GGP JV	Sears	50%	102,100	100%
2	Pembroke Lakes Mall (4)(5)	Pembroke Pines	FL	GGP JV	Sears	50%	74,500	100%
3	Oakbrook Center (6)	Oak Brook	IL	GGP JV	Sears	50%	157,000	100%
4	Natick Collection (5)(6)	Natick	MA	GGP JV	Sears	50%	95,300	100%
5	The Mall in Columbia (6)	Columbia	MD	GGP JV	Sears	50%	74,500	100%
6	Ridgedale Center	Minnetonka	MN	GGP JV	Sears	50%	102,500	100%
7	Paramus Park (6)	Paramus	NJ	GGP JV	Sears	100%	96,200	100%
8	Coronado Center (4)	Albuquerque	NM	GGP JV	Sears	50%	83,400	70%
9	Staten Island Mall (4)	Staten Island	NY	GGP JV	Sears	50%	94,400	100%
10	Sooner Mall (5)	Norman	OK	GGP JV	Sears	50%	33,400	100%
11	Stonebriar Centre	Frisco	TX	GGP JV	Sears	50%	81,500	100%
12	Alderwood (6)	Lynnwood	WA	GGP JV	Sears	100%	88,800	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	In addition to the 50% recapture rights described above, the joint venture reached an agreement with Sears Holdings to recapture 100% of certain stores for a specified fee.
(3)	Based on signed leases as of December 31, 2016; GLA presented at the Company's proportional share.
(4)	As of December 31, 2016, the JVs had exercised certain recapture rights with respect to this property or announced plans to exercise such rights according to a specific schedule.
(5)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Brea Mall	Brea	CA	Simon JV	Sears	50%	84,100	100%
2	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	Sears	50%	82,700	100%
3	Burlington Mall	Burlington	MA	Simon JV	Sears	50%	135,600	100%
4	Briarwood	Ann Arbor	MI	Simon JV	Sears	50%	85,300	100%
5	Ocean County Mall	Toms River	NJ	Simon JV	Sears	50%	54,600	100%
6	The Shops at Nanuet	Nanuet	NY	Simon JV	Sears	50%	110,700	100%
7	Woodland Hills Mall	Tulsa	OK	Simon JV	Sears	50%	75,100	100%
8	Ross Park Mall	Pittsburgh	PA	Simon JV	Sears	50%	88,300	100%
9	Barton Creek Square	Austin	TX	Simon JV	Sears	50%	82,300	100%
10	Midland Park Mall	Midland	TX	Simon JV	Sears	50%	58,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of December 31, 2016; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

December 31, 2016

(In thousands)

Macerich Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	Sears	50%	70,800	100%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	Sears	50%	62,500	100%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	Sears	50%	138,800	100%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	Sears	50%	74,300	100%
5	Danbury Fair	Danbury	CT	Macerich JV	Sears	50%	89,200	100%
6	Deptford Mall	Deptford	NJ	Macerich JV	Sears	50%	95,900	100%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	Sears	50%	69,700	100%
8	Washington Square Mall	Portland	OR	Macerich JV	Sears	50%	110,000	100%
9	South Plains Mall	Lubbock	TX	Macerich JV	Sears	50%	75,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of December 31, 2016; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	100%	257,700	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding	Kmart	n/a	98,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	50%	185,700	100.0%	15
4	2821 East Main Street	Russellville	AR	Freestanding	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	2011 East Fry Boulevard	Sierra Vista	AZ	Freestanding	Kmart	n/a	86,100	100.0%	12
13	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	50%	250,100	100.0%	20
14	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
15	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
16	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	95.4%	8
17	20700 South Avalon Boulevard	Carson	CA	Mall	Sears	50%	181,200	100.0%	13
18	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
19	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	50%	289,500	100.0%	22
20	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
21	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	50%	286,500	100.0%	22
22	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
23	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	50%	164,100	100.0%	9
24	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
25	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
26	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
27	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
28	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
29	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
30	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
31	12121 Victory Boulevard (5)	North Hollywood	CA	Shopping Center	Sears	50%	151,000	100.0%	4
32	9301 Tampa Avenue	Northridge	CA	Mall	Sears	50%	291,800	100.0%	15
33	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	151,500	100.0%	8
34	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
35	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
36	3001 Iowa Avenue	Riverside	CA	Freestanding	Kmart	50%	132,600	100.0%	13

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
37	1191 Galleria Boulevard	Roseville	CA	Mall	Sears	50%	139,000	100.0%	9
38	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
39	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
40	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
41	4575 La Jolla Village Drive	San Diego	CA	Mall	Sears	50%	194,800	100.0%	13
42	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
43	4015 Capitola Road	Santa Cruz	CA	Mall	Sears	50%	119,600	100.0%	10
44	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
45	302 Colorado Avenue	Santa Monica	CA	Freestanding	n/a	n/a	117,800	100.0%	3
46	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
47	40710 Winchester Road	Temecula	CA	Mall	Sears	50%	115,600	100.0%	10
48	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
49	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
50	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
51	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
52	100 Westminster Mall	Westminster	CA	Mall	Sears	100%	197,900	100.0%	14
53	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
54	1400 East 104th Avenue	Thornton	CO	Shopping Center	Kmart	n/a	190,200	100.0%	25
55	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
56	1445 New Britain Avenue (7)	West Hartford	CT	Shopping Center	n/a	n/a	202,100	100.0%	13
57	19563 Coastal Highway (7)	Rehoboth Beach	DE	Freestanding	Kmart	50%	122,100	100.0%	13
58	451 East Altamonte Drive	Altamonte Springs	FL	Mall	Sears	50%	214,300	100.0%	17
59	5900 Glades Road	Boca Raton	FL	Mall	Sears	50%	178,500	100.0%	19
60	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
61	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
62	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	50%	211,700	100.0%	14
63	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
64	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
65	6201 West Newberry Road	Gainesville	FL	Mall	Sears	50%	140,500	100.0%	8
66	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
67	1460 West 49th Street	Hialeah	FL	Freestanding	Kmart	50%	106,400	100.0%	9
68	2211 West Vine Street	Kissimmee	FL	Shopping Center	Kmart	50%	148,900	100.0%	14
69	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
70	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
71	19505 Biscayne Boulevard	Miami	FL	Mall	Sears	100%	173,300	100.0%	12
72	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
73	2000 9th Street North	Naples	FL	Mall	Sears	50%	161,900	100.0%	12
74	10700 Biscayne Boulevard	North Miami	FL	Freestanding	Kmart	100%	122,300	100.0%	11
75	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
76	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
77	3111 East Colonial Drive (5)	Orlando	FL	Mall	n/a	n/a	139,600	71.9%	18
78	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
79	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	50%	212,300	100.0%	15
80	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	50%	201,600	100.0%	18
81	8201 South Tamiami Trail	Sarasota	FL	Mall	Sears	50%	212,500	100.0%	15
82	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11
83	2300 Tyrone Boulevard North (7)	St. Petersburg	FL	Mall	n/a	n/a	193,900	100.0%	14
84	1500 Cumberland Mall Southeast	Atlanta	GA	Mall	Sears	50%	226,300	100.0%	15
85	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
86	500 North Nimitz Highway (5)	Honolulu	HI	Freestanding	n/a	n/a	76,100	100.0%	4
87	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
88	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	50%	146,000	100.0%	12
89	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
90	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
91	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
92	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	50%	356,700	100.0%	6
93	1601 North Harlem Avenue	Chicago	IL	Freestanding	Sears	50%	293,700	100.0%	7
94	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	Kmart	n/a	168,500	100.0%	9
95	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
96	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
97	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
98	4902-5000 23rd Avenue	Moline	IL	Freestanding	Kmart	50%	123,700	100.0%	12
99	7503 West Cermak Road	North Riverside	IL	Mall	Sears	50%	203,000	100.0%	13
100	2 Orland Square Drive	Orland Park	IL	Mall	Sears	50%	199,600	100.0%	16
101	2500 Wabash Avenue	Springfield	IL	Shopping Center	Kmart	n/a	133,400	97.6%	14
102	3231 Chicago Road	Steger	IL	Freestanding	Kmart	50%	87,400	100.0%	3
103	3101 Northview Drive	Elkhart	IN	Shopping Center	Kmart	n/a	86,600	100.0%	8
104	4201 Coldwater Road (5)	Ft. Wayne	IN	Mall	Sears	50%	227,600	100.0%	15
105	101 West Lincoln Highway	Merrillville	IN	Shopping Center	Kmart	n/a	170,900	84.8%	17
106	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding	Kmart	50%	83,600	100.0%	9
107	9701 Metcalf Avenue	Overland Pk	KS	Shopping Center	Sears	50%	223,200	100.0%	19
108	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	Kmart	50%	93,000	80.9%	13

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
109	2815 West Parrish Avenue	Owensboro	KY	Shopping Center	Kmart	50%	68,300	100.0%	5
110	5101 Hinkleville Road	Paducah	KY	Mall	Sears	50%	108,200	100.0%	9
111	133 Monarch Drive	Houma	LA	Freestanding	Kmart	n/a	101,400	100.0%	9
112	5715 Johnston Street	Lafayette	LA	Mall	Sears	50%	194,900	100.0%	16
113	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding	Kmart	n/a	91,700	100.0%	12
114	200 Grossman Drive (5)	Braintree	MA	Shopping Center	n/a	n/a	89,300	90.3%	34
115	1325 Broadway	Saugus	MA	Mall	Sears	50%	210,500	100.0%	16
116	15700 Emerald Way (5)	Bowie	MD	Shopping Center	Sears	50%	131,700	100.0%	11
117	126 Shawan Road	Cockeysville	MD	Shopping Center	Sears	50%	165,900	100.0%	12
118	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
119	17318 Valley Mall Road (5)	Hagerstown	MD	Mall	Sears	50%	122,700	93.6%	12
120	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
121	2355 US Highway 23 South	Alpena	MI	Freestanding	Kmart	n/a	118,200	100.0%	12
122	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
123	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
124	1560 US 31 South	Manistee	MI	Shopping Center	Kmart	n/a	94,600	100.0%	12
125	32123 Gratiot Avenue (7)	Roseville	MI	Mall	Sears	50%	385,400	100.0%	21
126	2760 I-75 Business Spur	Sault Ste. Marie	MI	Freestanding	Kmart	n/a	92,700	100.0%	11
127	22801 Harper Avenue	St. Clair Shores	MI	Freestanding	Kmart	100%	122,200	100.0%	11
128	300 West 14 Mile Road (7)	Troy	MI	Mall	Sears	50%	402,600	100.0%	30
129	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
130	14250 Buck Hill Road	Burnsville	MN	Mall	Sears	50%	167,400	100.0%	15
131	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	Kmart	50%	87,100	100.0%	15
132	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	50%	174,900	100.0%	14
133	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
134	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	50%	82,600	100.0%	6
135	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	50%	119,000	100.0%	11
136	2304 Missouri Boulevard	Jefferson City	MO	Freestanding	Kmart	50%	97,100	100.0%	10
137	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
138	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	97.5%	18
139	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	50%	94,700	100.0%	9
140	1 South Tunnel Road	Asheville	NC	Mall	Sears	50%	240,700	100.0%	16
141	545 Concord Parkway North	Concord	NC	Shopping Center	Kmart	50%	171,300	100.0%	26
142	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	173,300	99.0%	16
143	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
144	4700 2nd Avenue	Kearney	NE	Freestanding	Kmart	n/a	86,500	100.0%	8

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
145	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
146	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
147	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
148	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	50%	250,500	100.0%	14
149	1500 Highway 35	Middletown	NJ	Freestanding	Sears	100%	191,200	100.0%	23
150	1640 Route 22	Watchung	NJ	Freestanding	Sears	100%	262,900	100.0%	19
151	50 Route 46 (5)	Wayne	NJ	Mall	Sears	50%	327,300	100.0%	26
152	1205 East Pine Street	Deming	NM	Freestanding	Kmart	n/a	96,600	100.0%	10
153	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
154	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
155	10405 South Eastern Avenue	Henderson	NV	Shopping Center	Kmart	50%	143,900	100.0%	12
156	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	50%	150,200	100.0%	11
157	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	50%	198,800	100.0%	3
158	1425 Central Avenue (5)	Albany	NY	Mall	Sears	50%	285,500	92.8%	21
159	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
160	4000 Jericho Turnpike	East Northport	NY	Shopping Center	Sears	50%	195,300	100.0%	18
161	195 North Broadway	Hicksville	NY	Freestanding	Sears	100%	362,600	100.0%	30
162	601 Harry L Drive	Johnson City	NY	Mall	Sears	50%	155,100	100.0%	11
163	2801 West State Street	Olean	NY	Freestanding	Kmart	50%	118,000	100.0%	13
164	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	50%	128,500	100.0%	15
165	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
166	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
167	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	50%	160,000	100.0%	12
168	4100 Belden Village Avenue Northwest	Canton	OH	Mall	Sears	50%	219,400	100.0%	19
169	2000 Brittain Road	Chapel Hill	OH	Mall	Sears	50%	194,700	100.0%	21
170	2700 Miamisburg Centerville Road	Dayton	OH	Mall	Sears	50%	192,500	100.0%	16
171	1005 East Columbus Street	Kenton	OH	Freestanding	Kmart	50%	96,100	100.0%	11
172	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
173	7875 Johnnycake Ridge Road	Mentor	OH	Mall	Sears	50%	219,100	100.0%	20
174	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	Sears	50%	359,000	100.0%	15
175	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
176	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
177	3408 West Central Avenue	Toledo	OH	Shopping Center	Sears	50%	218,700	100.0%	11
178	4 East Shawnee Road	Muskogee	OK	Freestanding	Kmart	50%	87,500	100.0%	10
179	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	50%	173,700	100.0%	24
180	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
181	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
182	2640 West 6th Street	The Dalles	OR	Freestanding	Kmart	50%	87,100	100.0%	8
183	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
184	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
185	160 North Gulph Road, Suite 4000 (6)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
186	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
187	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	Kmart	50%	83,500	100.0%	10
188	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16
189	1094 Haines Road	York	PA	Shopping Center	Kmart	50%	82,000	100.0%	6
190	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
191	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
192	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
193	Martinez Nadal Avenue (PR-20), Km 3.4	Guaynabo	PR	Shopping Center	Kmart	50%	217,400	94.4%	18
194	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
195	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
196	650 Bald Hill Road (7)	Warwick	RI	Shopping Center	Sears	50%	246,100	100.0%	20
197	3801B Clemson Boulevard (5)	Anderson	SC	Shopping Center	Kmart	50%	118,800	100.0%	12
198	7801 Rivers Avenue (7)	Charleston	SC	Mall	Sears	50%	138,900	100.0%	14
199	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
200	3020 West 12th Street	Sioux Falls	SD	Freestanding	Kmart	50%	72,500	100.0%	6
201	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
202	4570 Poplar Avenue (5)	Memphis	TN	Freestanding	n/a	n/a	135,200	57.2%	11
203	12625 North Interstate Highway 35	Austin	TX	Shopping Center	Sears	50%	172,000	100.0%	25
204	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
205	9484 Dyer Street	El Paso	TX	Freestanding	Kmart	50%	112,100	100.0%	11
206	300 Baybrook Mall	Friendswood	TX	Mall	Sears	50%	166,000	100.0%	13
207	1129 Morgan Boulevard	Harlingen	TX	Shopping Center	Kmart	n/a	91,700	100.0%	7
208	303 Memorial City	Houston	TX	Mall	Sears	50%	214,400	100.0%	20
209	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
210	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
211	2501 Irving Mall	Irving	TX	Mall	Sears	50%	86,900	100.0%	18
212	201 Central Park Mall (5)	San Antonio	TX	Freestanding	Sears	50%	213,100	97.8%	15
213	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
214	13131 Preston Road	Valley View	TX	Mall	Sears	100%	235,000	100.0%	23
215	9570 Southwest Freeway	Westwood	TX	Freestanding	Sears	50%	215,000	100.0%	18
216	2010 North Main Street	Layton	UT	Shopping Center	Kmart	50%	176,700	85.1%	14

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
217	7453 South Plaza Center Drive (5)	West Jordan	UT	Shopping Center	Sears	50%	205,400	100.0%	12
218	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
219	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
220	12000 Fair Oaks Mall (5)	Fairfax	VA	Mall	Sears	50%	219,900	95.0%	15
221	5200 Mercury Boulevard Suite 100	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16
222	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
223	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	50%	121,000	100.0%	9
224	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	50%	267,400	100.0%	15
225	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,700	100.0%	10
226	2304 East Nob Hill Boulevard	Yakima	WA	Freestanding	Kmart	n/a	117,300	82.9%	14
227	5200 South 76th Street	Greendale	WI	Mall	Sears	50%	238,400	100.0%	21
228	53 West Towne Mall (5)	Madison	WI	Mall	Sears	50%	138,300	100.0%	18
229	1425 East Bus Highway 151	Platteville	WI	Freestanding	Kmart	50%	94,800	100.0%	10
230	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
231	731 Beverly Pike	Elkins	WV	Shopping Center	Kmart	50%	99,600	95.3%	8
232	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	50%	89,800	100.0%	8
233	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
234	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	50%	94,600	100.0%	10
235	1960 North Federal Boulevard	Riverton	WY	Freestanding	Kmart	n/a	94,800	100.0%	9
	Total - Wholly-Owned Properties						36,794,900	99.2%	3,004

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of December 31, 2016.
(5)	The Company exercised some or all of its recapture rights for this property during or prior to the quarter ended December 31, 2016.
(6)	Property is subject to a ground lease.
(7)	The Company submitted a recapture notice for this property subsequent to December 31, 2016.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI non-recurring items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization ("EBITDA") and Adjusted EBITDA

EBITDA is defined as net income less depreciation, amortization, interest expense and provision for income and other taxes.  EBITDA is a commonly used measure of performance in many industries, but may not be comparable to measures calculated by other companies.  The Company believes EBITDA provides useful information to investors regarding its results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDA facilitates comparisons between the Company and other equity REITs, retail property owners who are not REITs, and other capital-intensive companies.

The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

489 Fifth Avenue | New York, NY 10017

212-355-7800 | www.seritage.com